SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        June 23, 2003

VIGNETTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-25375	74-2769415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 South MoPac Expressway, Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:        (512) 741-4300

Item 5.    OTHER EVENTS.

On June 23, 2003, Vignette Corporation (the “Company”) issued a press release announcing the appointment of Mr. Michael Lambert as Chairman of the Board. Mr. Greg Peters, former Chairman of the Board, will remain a Board member. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7.    EXHIBITS.

Exhibit Number	Description
99.1	Vignette Corporation Press Release issued on June 23, 2003 regarding the appointment of Mr. Michael Lambert as Chairman of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIGNETTE CORPORATION

Date: June 23, 2003	By:	/s/ THOMAS E. HOGAN
Thomas E. Hogan President and Chief Executive Officer

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